stoneridge.com © 2024 Full-Year & Q4 2023 Results February 29, 2024 Exhibit 99.2

Stoneridge

Full-Year & Q4 2023
Results

# Non-GAAP
# Financial Measures

This presentation contains information about the Company's financial results that is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures at the end of this presentation. The provision of these non-GAAP financial measures for 2023 and 2022 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that adjusted sales, adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA, adjusted EBITDA margin, adjusted tax expense, adjusted tax rate, adjusted net debt and adjusted cash are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating performance or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.

Adjusted sales, adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA, adjusted EBITDA margin, adjusted tax expense, adjusted tax rate, adjusted net debt and adjusted cash should not be considered in isolation or as a substitute for sales, gross profit, operating income, income (loss) before tax, net income (loss), earnings per share, tax expense, tax rate, debt, cash and cash equivalents, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP.

| | Q4 Reported | Q4 Adjusted | Full-Year Reported | Full-Year Adjusted |
|---|---|---|---|---|
| Sales | $229.5 million | $229.4 million | $975.8 million | $961.2 million |
| Gross Profit<br>*Margin* | $45.5 million<br>*19.8%* | $45.7 million<br>*19.9%* | $201.3 million<br>*20.6%* | $202.1 million<br>*21.0%* |
| Operating Income<br>*Margin* | $6.0 million<br>*2.6%* | $6.2 million<br>*2.7%* | $12.8 million<br>*1.3%* | $16.2 million<br>*1.7%* |
| Tax Expense | $0.2 million | $0.3 million | $3.3 million | $3.9 million |
| EPS | $0.11 | $0.12 | ($0.19) | ($0.08) |
| EBITDA Margin | - | $15.6 million<br>6.8% | - | $48.1 million<br>*5.0%* |

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stoneridge.com © 2024 Full-Year & Q4 2023 Results 3 Forward-Looking Statements Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of our suppliers to supply us parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output; fluctuations in the cost and availability of key materials (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and components and our ability to offset cost increases through negotiated price increases with our customers or other cost actions, as necessary; global economic trends, competition and geopolitical risks, including impacts from ongoing or potential conflicts and any related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and other countries; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; the reduced purchases, loss or bankruptcy of a major customer or supplier; the costs and timing of business realignment, facility closures or similar actions; a significant change in automotive, commercial, off-highway or agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; foreign currency fluctuations and our ability to manage those impacts; customer acceptance of new products; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, affecting our products, our suppliers, or our customers’ products; labor disruptions at Stoneridge’s facilities or at any of Stoneridge significant customers or suppliers; the amount of Stoneridge’s indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving Credit Facility; capital availability or costs, including changes in interest rates; the occurrence or non-occurrence of circumstances beyond Stoneridge’s control; and the items described in “Risk Factors” and other uncertainties or risks discussed in Stoneridge’s periodic and current reports filed with the Securities and Exchange Commission. Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events. These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge’s filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance; Stoneridge’s actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge’s results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

stoneridge.com © 2024 Full-Year & Q4 2023 Results • Announced Volvo MirrorEye OEM programs launching in Europe mid-year 2024 and in North America in early 2025 • Announced 5-Year extension of FMCSA exemption for MirrorEye US applications • Midpoint 2024 revenue guidance of $1.0 billion (~4% revenue growth) and EBITDA of $67 million (170 bps margin expansion) - expected to outpace our weighted- average OEM end markets which are expected to decline by ~5% Backlog (2024-2028) As of December 31, 2023 $3.5B 4.5X 2023 OEM Sales $961M $48.1M ($0.08) 14.2% Y/Y Growth ~$18.3M Y/Y Increase +$0.44 Y/Y Growth Overview of Achievements 4 $229M $15.6M $0.12 3.3% Decline vs. Q3 6.8% of Q4 sales +$0.02 Growth vs. Q3 Adjusted Sales* Adjusted EBITDA* Adjusted EPS* 2023 Full Year Q4 2023 *Adjusted for business realignment costs and other non-recurring items. Refer to US GAAP Reconciliations for reconciliations to US GAAP amounts. **Based on midpoints of 2024 guidance and 2028 targets Drivetrain Agnostic Products ~88% Based on 2023 sales 5-Year Long-term Revenue Target $1.35B – $1.55B By 2028 ~10% CAGR Growth** 5-Year Long-term EBITDA Margin Target 12% - 14% By 2028 ~630 bps expansion**

Stoneridge

Full-Year & Q4 2023
Results

# Financial Summary

Full-year adjusted revenue growth of 14.2%

Adjusted EBITDA increased by $18.3 million and EBITDA margin expanded by 150 bps

**Full-Year 2023 Key Drivers**

- Revenue growth primarily driven by end market growth and the launch and ramp-up of new programs, including first NA MirrorEye OEM launch and Smart 2 Tachograph
- Gross margin expansion driven by material cost improvements and manufacturing cost reduction initiatives – both of which are expected to continue in 2024
- Additional operating margin expansion primarily driven by initiatives related to operating expenses including the centralization of certain functions and better utilization of our global footprint, particularly related to our engineering resources


Full-year 2022 vs. 2023
Adjusted Sales
$841.5
$961.2
FY 2022
FY 2023
+14.2%
Adjusted Gross Profit
$174.9
20.8%
$202.1
21.0%
FY 2022
FY 2023
+20 bps
Adjusted Operating Income
$2.7
0.3%
$16.2
1.7%
FY 2022
FY 2023
+140 bps
Adjusted EBITDA
$29.8
3.5%
$48.1
5.0%
FY 2022
FY 2023
+150 bps

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stoneridge.com © 2024 Full-Year & Q4 2023 Results 6 MirrorEye® Updates MirrorEye sales expected to be ~$100 million in 2024 vs. $54 million in 2023 OEM Updates • Announced our next MirrorEye OEM programs will be launching with Volvo • Launching mid-year 2024 on the FH Aero model in Europe with an expected take rate of ~45% • Launching in early 2025 on the All-New VNL model in North America with an expected take rate of ~5-10% • Focused on Kenworth program ramp-up and Peterbilt program launch in mid- 2024 – working with OEM customer and dealership network to drive take rate expansion • Expecting 2024 OEM revenue of ~$65 million in OEM sales vs. $32 million in 2023 (2x growth in OEM MirrorEye revenue year-over-year) Retrofit Updates • Received FMCSA exemption renewal for an additional 5 years for retrofit applications in North America • Announcing new fleet partnerships with PS Logistics, Stokes Trucking and Cargo Transporters • Committed to full fleet adoption of MirrorEye over time • MirrorEye bus applications continue to expand in North America and Europe • Expecting 2024 retrofit and bus revenue of ~$35 million in non-OEM sales vs. $22 million in 2023

Stoneridge
Full-Year & Q4 2023
Results

# Backlog Awarded Business 2024-2028

## 5-year backlog remains strong

**Backlog Drivers**

- Stoneridge Electronics backlog grew by ~5% vs. prior year
- Total 2025-2027 backlog increased by ~4% vs. prior year
- Large business awards are based on customer platform introductions. Several next-generation OEM CV platforms expected to launch starting in 2028. Expecting award activity for next generation platforms in 2024 – 2025 that will impact backlog 2028+.
- Expecting award activity to increase in 2024 – 2025 for passenger vehicle applications related to extensions / renewal of existing platforms as well as electric vehicle platforms that are expected to impact the backlog in later years
- Aftermarket expected to grow during the backlog period as a portion of overall business (not included in backlog)

### Backlog 2022 vs. 2023


$'s in USD Millions
$3,596M
$3,526M
Backlog as of 12/31/22
Backlog as of 12/31/23

*Based on December 2023 IHS LVP and Q4 2023 IHS MHCV; company data, customer provided data and management estimates*

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8stoneridge.com © 2024 Full-Year & Q4 2023 Results Long-Term EBITDA Targets Long-Term Revenue Targets ~10% CAGR* ~630 bps* • Maintaining previously provided 2027 long-term targets • Targeting ~10% 5-year revenue CAGR* (5x+ market growth**) supported by existing backlog, growing aftermarket business and new business opportunities • Targeting EBITDA margin of 12% - 14% in 2028 based on contribution margin and operating leverage on growth • Contribution margin on incremental revenue expected to be 25% - 30% • Focused on leveraging existing operating cost structure to drive operating margin expansion with growth • Targeting increased engineering capacity and capability without significant incremental cost through continued transformation of global engineering footprint and more cost-efficient structure Our long-term strategy is driving sustainable long-term growth and margin expansion Long-Term Targets *Based on midpoints of 2024 guidance and 2028 targets **Based on weighted-average OEM end market growth 2024 Guidance 2027 Previous Target 2028 Sales Target $1.35B - $1.55B $990M - $1,010M ~$1.3B - $1.5B 2024 Guidance 2027 Previous Target 2028 EBITDA Target ~$160M - $220M 12% - 14% 6.5% - 6.9% 11.5% -13.5% ~$64M - $70M ~$150M - $200M

Stoneridge

Full-Year & Q4 2023
Results

# 2024 Priorities to Drive Shareholder Value

## Driving sustainable long-term growth and margin expansion

**Key Priorities***

- **2-3x Market Growth** – Focused on leveraging drivetrain agnostic technologies and leveraging products aligned with industry megatrends to drive outsized growth
  - *Targeting ~4% growth in 2024 vs. ~5% weighted-average OEM end market decline*
- **Gross Margin Expansion** – Focus on material cost improvement and reduced quality related costs
  - *Targeting 140 bps gross margin improvement in 2024 vs. 2023*
- **Leverage on Structural Costs** – Leveraging our global footprint to maximize our capabilities and output through engineering rotation and function centralization
  - *Targeting 170 bps EBITDA margin improvement in 2024 vs. 2023*
- **Efficient Cash Generation** – Focus on targeted actions to reduce inventory levels at least aligned with historical turns
- **Capital Investment** – Efficient capital deployment while maintaining appropriate capital structure
  - *Targeting ~$40 million of capital expenditures in 2024 focused on supporting organic growth initiatives*


Invest capital (organic or inorganic) to drive growth
2-3x Growth in underlying markets
Shareholder Value Creation
Cost control to achieve fixed cost leverage with growth
Gross margin expansion through enterprise-wide operational excellence
Efficient cash generation

*Based on midpoints of 2024 guidance

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Stoneridge

Full-Year & Q4 2023
Results

# Summary

**2023 Summary**

- Strong revenue growth and earnings expansion versus prior year
- Gross margin improving as price increases and manufacturing initiatives beginning to impact run-rate
- Executed targeted structural cost reductions, including the centralization of certain global functions and improved engineering efficiency
- 2023 actions setting the stage for strong contribution margins on incremental revenue forward and a strong foundation to create leverage with revenue growth

**Driving Long-Term Shareholder Value**

- Focused on continuing to accelerate MirrorEye momentum in both the OEM and aftermarket channels – almost 2x MirrorEye revenue in 2024 vs. 2023
- Advanced development in both segments focused on drivetrain agnostic technologies, platform building and sustainable long-term growth opportunities
- Long-term revenue target of $1.35 to $1.55 billion by 2028 supported by strong backlog, continued growth in aftermarket channels and new business opportunities
- Long-term EBITDA margin target of 12% - 14% by 2028 driven by contribution margin and operating leverage on growth
  - Targeting ~$160 – 220 million of EBITDA by 2028

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stoneridge.com © 2024 Financial Update

12stoneridge.com © 2024 Full-Year & Q4 2023 Results Q4 adjusted EPS performance in line with previous expectations 2023 Financial Highlights Q4 Reported Q4 Adjusted Full-Year Reported Full-Year Adjusted $961.2 million$975.8 million$229.4 million$229.5 million Sales $202.1 million 21.0% $201.3 million 20.6% $45.7 million 19.9% $45.5 million 19.8% Gross Profit Margin $16.2 million 1.7% $12.8 million 1.3% $6.2 million 2.7% $6.0 million 2.6% Operating Income Margin $3.9 million$3.3 million$0.3 million$0.2 millionTax Expense ($0.08)($0.19)$0.12$0.11EPS $48.1 million 5.0% -$15.6 million 6.8% -EBITDA Margin Q4 Highlights • Q4 adjusted sales of $229.4 million declined by 3.3% vs. Q3 2023 • Lower sales due to the impact of the UAW strike (~$6.0 million in Q4 vs. ~$0.5 million in Q3) and the continued softening of demand for electric vehicles • Q4 adjusted operating income of $6.2 million, or 2.7% of adjusted sales, declined by 40 bps vs. Q3 2023 • UAW strike impacted Q4 operating income by $2.1 million vs. $0.1 million in Q3 • Incurred costs related to distressed supplier of ~$1.8 million (~80 bps) in Q4 vs. ~$0.7 million in Q3 – costs expected to moderate in 1H 2024

Stoneridge

Full-Year & Q4 2023
Results

# Q4 Adjusted EPS
# Performance Drivers

## Q4 adjusted EPS was in line with previous expectations

**Operating Performance Drivers**

- Slightly lower sales versus previous expectations primarily attributable to lower production volumes for electric vehicles
  - Sales headwind related to FX of ~$7m in Q4 vs. prior expectations
- Operating performance, net of material cost improvement, was impacted by unfavorably by elevated warranty and inventory-related costs on higher-than-normal inventory balances
  - Continued improvement in material costs favorably impacted Q4 results versus prior expectations – expected to continue
- Reduced operating expenses driven primarily by engineering reimbursements and reduced incentive compensation
- Costs related to single distressed supplier continued to impact Q4
- Below-the-line favorable impact of FX more than offsets the unfavorable FX impact to operating income of ~$0.9 million


$0.10 - $0.20
$(0.02)
$(0.04)
$(0.03)
$0.03
$0.03
$0.12
Q4 Adj EPS Guidance (Midpoint)
Volume
Operating Performance
Distressed Supplier Costs
Net FX
Tax & Other
Q4 Adj EPS Reported

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Stoneridge

Full-Year & Q4 2023
Results

# Control Devices Performance

Focused on margin expansion driven by reduced material costs and improved manufacturing performance

**2023 Financial Results**

- Full-year sales remained relatively in line with 2022 primarily due to incremental pricing and higher sales in China offset by the unfavorable impact of the UAW strike of ~$5.8 million
- Full-year operating margin declined by 300 bps primarily due to unfavorable product mix, costs related to a distressed supplier of $2.5 million and relatively higher SG&A and D&D costs

**2024 Expectations**

- Expecting sales to decline in 2024 driven primarily by end-of-life programs unable to be offset by growth in new actuation programs due to the continued slow ramp-up of electrified vehicle platforms
- Focus remains on material cost reduction and improved manufacturing performance to drive stable margins despite revenue decline
- Focus on drivetrain agnostic technologies to drive business awards as market landscape for EV platforms continues to evolve


$'s in USD Millions
2023 Quarterly Performance
2022 vs 2023
Sales
$86.7
$93.1
$90.5*
$90.1
$80.8*
$75.4
Q1 2023
Q2 2023
Q3 2023
Q4 2023
$345.3
$351.1*
$345.3
FY 2022
FY 2023
Adjusted Operating Income
$1.4
1.6%
$5.5
5.9%
$6.4**
7.1%**
$5.6
6.2%
$4.5**
5.6%**
$0.9
1.2%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
$23.9
6.9%
$17.8**
5.1%**
$13.4
3.9%
FY 2022
FY 2023

*Excluding the estimated sales impact of the UAW strike of $0.5M, $5.4M and $5.8M in Q3 2023, Q4 2023 and YTD 2023, respectively.
**Excluding the estimated operating income impact of UAW strike of $0.1M, $1.9M and $1.9M in Q3 2023, Q4 2023 and YTD 2023, respectively and the estimated impact of distressed supplier costs of $0.7M, $1.8M and $2.5M in Q3 2023, Q4 2023 and YTD 2023, respectively.

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15stoneridge.com © 2024 Full-Year & Q4 2023 Results Electronics Performance Adjusted Sales Adjusted Operating Income 2023 Quarterly Performance 2022 vs 2023 2023 Financial Results • Full-year 2023 sales growth of 24.9% primarily due to higher customer production volumes vs. 2022 and new program launches, including MirrorEye and Smart 2 Tachograph • Operating margin expansion of ~400 bps vs. 2022 primarily due to contribution on revenue growth and material cost improvement, including incremental pricing, offset by incremental engineering costs related to the launch of new programs 2024 Expectations • Continued significant growth over market driven by new program launches and ramp-up of recently launched programs • Expecting strong contribution margin on incremental sales and operating leverage on existing structure to drive continued gross and operating margin expansion Expecting continued strong revenue growth and margin expansion in 2024 as recently launched large programs continue to ramp-up and additional programs launch $5.1 $30.2 1.1% 5.1% FY 2022 FY 2023 $’s in USD Millions $475.4 $593.6 FY 2022 FY 2023 $140.5 $163.9 $142.4 $146.8 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $1.7 $8.8 $8.7 $11.0 1.2% 5.4% 6.1% 7.5% Q1 2023 Q2 2023 Q3 2023 Q4 2023

16stoneridge.com © 2024 Full-Year & Q4 2023 Results Stoneridge Brazil Performance Sales Adjusted Operating Income 2023 Quarterly Performance 2022 vs 2023 2023 Financial Results • Full-year 2023 sales growth of 9.5% vs. 2022 primarily due to higher local OEM sales and favorable FX translation of $1.8 million. • Full-year 2023 adjusted operating income improved by ~190 bps vs. 2022 primarily due to lower material costs and fixed cost leverage on higher sales 2024 Expectations • Expecting stable revenue and operating margin performance in 2024 • Focus remains on growth in local OEM business to support global customers and utilizing engineering resources to support global Electronics business Expecting continued stable performance in 2024. Focus remains on growth in local OEM business and engineering capabilities to support global business. $52.3 $57.2 FY 2022 FY 2023 $14.3 $14.9 $14.2 $13.9 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $2.7 $4.0 5.1% 7.0% 1 3 5 FY 2022 FY 2023 $1.3 $0.9 $0.8 $1.0 9.4% 6.0% 5.6% 7.0% Q1 2023 Q2 2023 Q3 2023 Q4 2023 $’s in USD Millions

17stoneridge.com © 2024 Full-Year & Q4 2023 Results $25.2 $28.0 $162.3 $165.0 Q3 2023 Q4 2023 Q1 2024 End of 2024 Target Total Adjusted Cash (Compliance) Total Net Debt (Compliance) Capital Structure Update Continued focus on cash performance expected to improve working capital and reduce net debt and related interest expense 2.0x - 2.5xCompliance Leverage Ratio (Adj. Net Debt / TTM EBITDA*) $’s in USD Millions 3.11x 3.13x <2.75x Capital Structure Update • Q4 2023 compliance leverage ratio of 3.13x • With supply chain normalization we are focused on improving cash performance and reducing net debt through targeted actions to reduce net working capital – primarily inventory • Net debt / trailing-twelve-month EBITDA expected to continue to improve driven by earnings growth and net working capital performance • Expecting compliance leverage ratio of 2.0x - 2.5x by the end of 2024 Compliance Net Debt

Stoneridge
Full-Year & Q4 2023 Results

# 2024 Full-Year Guidance

Revenue expected to continue to outperform our underlying end markets based on Stoneridge specific growth drivers. Growth of ~4% vs. weighted-average OEM end market *decline* of ~5%.

Expecting operating margin expansion of ~130 bps driven by contribution margin on revenue growth, structural cost leverage and continued focus on operating improvement

Expecting EBITDA growth of ~$19 million and EBITDA margin expansion of ~170 bps

Based on estimated effective tax rate of ~33%, expecting midpoint EPS of $0.35

| | 2024<br>Guidance Range | 2024<br>Mid-point Guidance<br>*(vs. 2023 Adjusted)* |
|---|---|---|
| Sales | **$990.0 million - $1.01 billion** | **+$38.8 million** ▲ |
| Gross Profit<br>*Margin* | $217.8 million - $229.8 million<br>*22.0% - 22.75%* | *+140 bps* ▲ |
| Operating Income<br>*Margin* | $27.2 million - $32.8 million<br>*2.75% - 3.25%* | *+130 bps* ▲ |
| EPS | $0.30 - $0.40 | +$0.43 ▲ |
| EBITDA<br>*Margin* | **$64 million - $70 million**<br>**6.5% - 6.9%** | **+$19 million**<br>***+170 bps*** ▲ |

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Stoneridge

Full-Year & Q4 2023
Results

# 2024 Guidance
# Revenue

Expecting 2024 midpoint revenue growth of ~4%, outperforming our underlying weighted-average OEM end markets, which are expected to *decline* by ~5%

**2024 Revenue Guidance Drivers**

- Weighted-average underlying OEM end markets are expected to decline by ~5% in 2024 vs. 2023
- Programs launches and ramp-up of recently launched programs expected to generate significantly above-market revenue growth
  - MirrorEye program launches with Peterbilt in North America and Volvo in Europe in mid-2024 as well as the ramp-up of the Kenworth program
  - MirrorEye retrofit and bus applications continue to expand
  - Smart 2 Tachograph growth in OEM and aftermarket end markets
- Expecting incremental sales growth in off-highway and other products


$'s in USD Millions
$961.2
($48.1)
Weighted Avg End Markets Expected to Decline by ~5%
$46.0
$30.0
$10.8
$990M-$1,010M
2023 Adj. Revenue
Weighted-Avg End Market Forecast*
MirrorEye
Smart 2 Tachograph
Other
2024 Preliminary Revenue Guidance

*Applied to weighted-average OEM end markets based on IHS production data Feb 2024 LVP and Q1 2024 MHCV

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20stoneridge.com © 2024 Full-Year & Q4 2023 Results 2024 EBITDA guidance based on expected strong contribution margin on revenue growth and initiatives targeting gross margin improvement 2024 Guidance EBITDA 2024 EPS Guidance Drivers • Contribution margin on incremental revenue expected to be 25% - 30% • Gross margin expansion driven by continued material cost improvements and manufacturing cost reduction initiatives • Expecting a moderate increase in operating expenses primarily driven by inflationary wage increases and normalization of incentive compensation from 2023 • Continued investment in D&D resources, offset by footprint optimization expected to result in approximately flat D&D expense year-over-year $64M - $70M $48.1M $10.7M $13.9M ($6.8M) $1.2M *Includes year-over-year difference in depreciation and amortization

Stoneridge

Full-Year & Q4 2023
Results

# Summary

**2024 Outlook**

- Control Devices – Focused on margin expansion through reduced material costs and improved manufacturing performance. Driving growth through continued investment in drivetrain agnostic technologies.
- Electronics – Expecting continued significant growth over market due to new program launches and ramp-up of recently launched programs. Expecting strong contribution margin and structural cost leverage on incremental sales to continue to improve operating margin.
- Stoneridge Brazil – Focus remains on supporting global initiatives including growth in local OEM business to support global customers
- Continued focus on cash performance expected to improve working capital (primarily through inventory reductions)

**2024 Guidance**

- **Adjusted sales guidance of $990 million - $1,010 million (midpoint of $1.0 billion)**
  - Midpoint revenue suggests 4% growth over 2023 vs. weighted-average OEM end markets which are expected to decline by ~5%
- Adjusted gross margin guidance of 22.0% - 22.75% (midpoint of ~22.4%)
- Adjusted operating margin guidance of 2.75% - 3.25% (midpoint of ~3.0%)
- Adjusted EPS guidance of $0.30 - $0.40 (midpoint of $0.35)
- **Adjusted EBITDA guidance of $64 million - $70 million (midpoint of $67 million)**
  - **Adjusted EBITDA margin guidance of 6.5% - 6.9% (midpoint of 6.7%)**

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stoneridge.com © 2024 Appendix Materials

stoneridge.com © 2024 Appendix 23 NORTH AMERICA 28.4% OF 2023 SALES CHINA 3.2% OF 2023 SALES PASSENGER CAR FORECAST (Millions of Units) NORTH AMERICA 20.0% OF 2023 SALES EUROPE 28.3% OF 2023 SALES COMMERCIAL VEHICLE FORECAST* (Thousands of Units) 9.7% 0.6%Y/Y Growth 10.0% 2.4% 8.1% -7.6%Y/Y Growth 12.8% -10.5% Production Forecast Outlook Stoneridge expected growth of ~4% in 2024 outpaces our weighted-average OEM end markets production expectations to decline by ~5%. 14.3 15.7 15.8 2022 2023 2024 26.2 28.8 29.5 2022 2023 2024 508.0 549.2 507.3 2022 2023 2024 543.7 613.1 548.6 2022 2023 2024 SOURCE: Feb 2024 LVP IHS; Q1 2024 MHCV IHS *Includes Class 5-8

Appendix

# 2023 Adjusted Revenue

### By Region


51%
37%
6%
6%
North America
Europe
Asia Pacific
South America

### By End Market*


51%
29%
2%
18%
Commercial Vehicle
Light Trucks / SUV / CUV
Passenger Car
Off-highway / Aftermarket / Other

### By Customer**


17%
38%
15%
9%
3%
4%
6%
8%
PACCAR
Volvo
Ford Motor Company
General Motors
Traton
Daimler Trucks
American Axle
Other Customers

*Regional adjusted sales based on manufactured location and estimated end market exposure
**Adjusted sales direct to customers. Total customer exposure may differ due to sales to suppliers that sell to end customers

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stoneridge.com © 2024 Appendix 25 Balance Sheets 20222023December 31, (in thousands) ASSETS Current assets: $ 54,798$ 40,841Cash and cash equivalents 158,155166,545Accounts receivable, less reserves of $1,058 and $962, respectively 152,580187,758Inventories, net 44,01834,246Prepaid expenses and other current assets 409,551429,390Total current assets Long-term assets: 104,643110,126Property, plant and equipment, net 45,50847,314Intangible assets, net 34,22535,295Goodwill 13,76210,795Operating lease right-of-use asset 44,41646,980Investments and other long-term assets, net 242,554250,510Total long-term assets $ 652,105$ 679,900Total assets LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: $ 1,450$ 2,113Current portion of debt 110,202111,925Accounts payable 66,04064,203Accrued expenses and other current liabilities 177,692178,241Total current liabilities Long-term liabilities: 167,802189,346Revolving credit facility 8,4987,224Deferred income taxes 10,5947,684Operating lease long-term liability 6,5779,688Other long-term liabilities 193,471213,942Total long-term liabilities Shareholders' equity: ——Preferred Shares, without par value, 5,000 shares authorized, none issued ——Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 27,549 and 27,341 shares outstanding at December 31, 2023 and December 31, 2022, respectively, with no stated value 232,758227,340Additional paid-in capital (50,366)(43,344)Common Shares held in treasury, 1,417 and 1,625 shares at December 31, 2023 and December 31, 2022, respectively, at cost 201,692196,509Retained earnings (103,142)(92,788)Accumulated other comprehensive loss 280,942287,717Total shareholders' equity $ 652,105$ 679,900Total liabilities and shareholders' equity

stoneridge.com © 2024 Appendix 26 Income Statement 202120222023Year ended December 31, (in thousands, except per share data) $ 770,462$ 899,923$ 975,818Net sales Costs and expenses: 603,604724,997774,512Cost of goods sold 116,000106,695117,395Selling, general and administrative (30,718)——Gain on sale of Canton Facility, net 66,16565,29671,075Design and development 15,4112,93512,836Operating income 5,1897,09713,000Interest expense, net (3,658)823522Equity in loss (earnings) of investee 1,4445,7111,236Other expense, net 12,436(10,696)(1,922)(Loss) income before income taxes 9,0303,3603,261Provision for income taxes $ 3,406$ (14,056)$ (5,183)Net (loss) income (Loss) earnings per share: $ 0.13$ (0.52)$ (0.19)Basic $ 0.12$ (0.52)$ (0.19)Diluted Weighted-average shares outstanding: 27,11427,25827,443Basic 27,41627,25827,443Diluted

stoneridge.com © 2024 Appendix 27 Statements of Cash Flows 202120222023Year ended December 31, (in thousands) OPERATING ACTIVITIES: $ 3,406$ (14,056)$ (5,183)Net (loss) income Adjustments to reconcile net income to net cash provided by (used for) operating activities: 27,82326,72026,749Depreciation 6,6488,0558,132Amortization, including accretion and write-off of deferred financing costs (511)(5,110)(4,038)Deferred income taxes (3,658)823522Loss (earnings) of equity method investee (165)(241)(860)Gain on sale of fixed assets 5,9605,9423,322Share-based compensation expense (563)543230Excess tax deficiency (benefit) related to share-based compensation expense (30,718)——Gain on sale of Canton Facility, net (2,942)——Gain on disposal of business and joint venture, net 2,065——Change in fair value of earn-out contingent consideration Changes in operating assets and liabilities: (17,019)(13,161)(5,854)Accounts receivable, net (51,270)(20,127)(31,563)Inventories, net (5,116)(5,159)16,625Prepaid expenses and other assets 16,51518,4891,090Accounts payable 13,2974,088(4,226)Accrued expenses and other liabilities (36,248)6,8064,946Net cash provided by (used for) operating activities INVESTING ACTIVITIES: (27,031)(31,609)(38,498)Capital expenditures, including intangibles 2681581,869Proceeds from sale of fixed assets —3,820—Proceeds from settlement of net investment hedges 1,837——Proceeds from disposal of business, net 20,999——Proceeds from disposal of joint venture, net 35,167——Proceeds from sale of Canton Facility, net (3,199)(950)(350)Investment in venture capital fund, net 28,041(28,581)(36,979)Net cash (used for) provided by investing activities FINANCING ACTIVITIES: 91,91321,562117,369Revolving credit facility borrowings (64,000)(18,000)(96,568)Revolving credit facility payments 45,75338,94035,757Proceeds from issuance of debt (48,107)(42,248)(35,102)Repayments of debt —(6,276)—Earn-out consideration cash payment (18)(484)(2,251)Other financing costs (2,665)(791)(1,720)Repurchase of Common Shares to satisfy employee tax withholding 22,876(7,297)17,485Net cash provided by (used for) financing activities (3,041)(1,677)591Effect of exchange rate changes on cash and cash equivalents 11,628(30,749)(13,957)Net change in cash and cash equivalents 73,91985,54754,798Cash and cash equivalents at beginning of period $ 85,547$ 54,798$ 40,841Cash and cash equivalents at end of period Supplemental disclosure of cash flow information: $ 6,055$ 7,293$ 13,007Cash paid for interest $ 11,267$ 6,178$ 10,302Cash paid for income taxes, net

Stoneridge

# Segment Reporting

Appendix

| December 31, | 2023 | 2022 | 2021 |
|---|---|---|---|
| Net Sales: | | | |
| Control Devices | $ 342,065 | $ 342,596 | $ 355,775 |
| Inter-segment sales | 3,195 | 2,719 | 3,502 |
| Control Devices net sales | 345,260 | 345,315 | 359,276 |
| Electronics | 576,539 | 505,097 | 357,910 |
| Inter-segment sales | 31,621 | 28,709 | 26,192 |
| Electronics net sales | 608,160 | 533,806 | 384,103 |
| Stoneridge Brazil | 57,214 | 52,230 | 56,777 |
| Inter-segment sales | 13 | 32 | — |
| Stoneridge Brazil net sales | 57,227 | 52,262 | 56,777 |
| Eliminations | (34,829) | (31,460) | (29,694) |
| Total net sales | $ 975,818 | $ 899,923 | $ 770,462 |
| Operating Income (Loss): | | | |
| Control Devices | $ 13,582 | $ 23,917 | $ 54,933 |
| Electronics | 27,309 | 5,128 | (12,502) |
| Stoneridge Brazil | 4,454 | 3,150 | 995 |
| Unallocated Corporate (A) | (32,509) | (29,260) | (28,015) |
| Total operating income | $ 12,836 | $ 2,935 | $ 15,411 |
| Depreciation and Amortization: | | | |
| Control Devices | $ 12,414 | $ 13,521 | $ 15,351 |
| Electronics | 14,035 | 13,913 | 12,487 |
| Stoneridge Brazil | 4,801 | 3,939 | 3,856 |
| Unallocated Corporate | 2,388 | 2,318 | 2,134 |
| Total depreciation and amortization (B) | $ 33,638 | $ 33,691 | $ 33,828 |
| Interest Expense (Income), net: | | | |
| Control Devices | $ 149 | $ 93 | $ 132 |
| Electronics | 1,771 | 1,009 | 462 |
| Stoneridge Brazil | (1,693) | (1,282) | (1,353) |
| Unallocated Corporate | 12,773 | 7,277 | 5,948 |
| Total interest expense, net | $ 13,000 | $ 7,097 | $ 5,189 |
| Capital Expenditures: | | | |
| Control Devices | $ 9,230 | $ 12,620 | $ 9,154 |
| Electronics | 18,313 | 10,479 | 9,735 |
| Stoneridge Brazil | 3,054 | 3,480 | 2,918 |
| Unallocated Corporate (C) | 1,229 | 653 | 1,142 |
| Total capital expenditures | $ 31,826 | $ 27,232 | $ 22,949 |

(A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation.

(B) These amounts represent depreciation and amortization on a property, plant and equipment and certain intangible assets.

(C) Assets located at Corporate consist primarily of cash, intercompany receivables, fixed and leased assets for the headquarter building, information technology assets, equity investments and investments in subsidiaries

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stoneridge.com © 2024 Reconciliations to US GAAP

stoneridge.com © 2024 US GAAP Reconciliations US GAAP Reconciliations 30 This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non- GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

stoneridge.com © 2024 US GAAP Reconciliations 31 US GAAP Reconciliations Reconciliation of Q4 2023 Adjusted EPS Q4 2023 EPSQ4 2023(USD in millions, except EPS) $ 0.11$ 3.0Net Income —0.1Add: After-Tax Business Realignment Costs 0.010.2Add: After-Tax Deferred Financing Fee Write Off $ 0.12$ 3.4Adjusted Net Income Reconciliation of Full-Year 2023 Adjusted EPS 2023 EPS2023(USD in millions, except EPS) $ (0.19)$ (5.2)Net Loss 0.133.7Add: After-Tax Business Realignment Costs (0.01)(0.3)Add: After-Tax Brazilian Indirect Tax Credits, Net 0.010.2Add: After-Tax Deferred Financing Fee Write Off (0.02)(0.6)Less: After-Tax Gain on Disposal of Fixed Assets —0.1Add: After-Tax Environmental Remediation Costs $ (0.08)$ (2.1)Adjusted Net Loss

stoneridge.com © 2024 US GAAP Reconciliations 32 US GAAP Reconciliations Reconciliation of Adjusted Gross Profit 2023Q4 2023Q3 2023Q2 2023Q1 20232022(USD in millions) $ 201.3$ 45.5$ 52.5$ 60.5$ 42.8$ 174.9Gross Profit 0.80.1—0.50.2—Add: Pre-Tax Business Realignment Costs $ 202.1$ 45.7$ 52.5$ 60.9$ 43.0$ 174.9Adjusted Gross Profit

stoneridge.com © 2024 US GAAP Reconciliations 33 US GAAP Reconciliations Reconciliation of Adjusted Operating Income (Loss) 2023Q4 2023Q3 2023Q2 2023Q1 20232022(USD in millions) $ 12.8$ 6.0$ 6.5$ 4.3$ (4.0)$ 2.9Operating Income (Loss) 4.50.11.21.91.30.3Add: Pre-Tax Business Realignment Costs (0.8)———(0.8)—Less: Pre-Tax Gain on Disposal of Fixed Assets 0.1———0.1—Add: Pre-Tax Environmental Remediation Costs (0.5)—(0.5)——(0.6)Add: Pre-Tax Brazilian Indirect Tax Credits, Net $ 16.2$ 6.2$ 7.3$ 6.2$ (3.4)$ 2.7Adjusted Operating Income (Loss)

stoneridge.com © 2024 US GAAP Reconciliations 34 US GAAP Reconciliations Reconciliation of Adjusted EBITDA 2023Q4 2023Q3 2023Q2 2023Q1 20232022(USD in millions) $ (1.9)$ 3.2$ 4.4$ (1.5)$ (8.1)$ (10.7)Income (Loss) Before Tax 13.03.83.33.12.77.1Interest expense, net 33.68.48.58.48.333.7Depreciation and amortization $ 44.7$ 15.5$ 16.2$ 10.0$ 3.0$ 30.1EBITDA 4.50.11.21.91.30.3Add: Pre-Tax Business Realignment Costs (0.8)———(0.8)—Less: Pre-Tax Gain on Disposal of Fixed Assets 0.1———0.1—Add: Pre-Tax Environmental Remediation Costs (0.5)—(0.5)——(0.6)Add: Pre-Tax Brazilian Indirect Tax Credits, Net $ 48.1$ 15.6$ 17.0$ 11.9$ 3.6$ 29.8Adjusted EBITDA

stoneridge.com © 2024 US GAAP Reconciliations 35 US GAAP Reconciliations Reconciliation of Control Devices Adjusted Operating Income 2023Q4 2023Q3 2023Q2 2023Q1 20232022(USD in millions) $ 13.6$ 0.9$ 5.5$ 5.1$ 2.1$ 23.9Control Devices Operating Income (0.8)———(0.8)—Less: Pre-Tax Gain on Disposal of Fixed Assets 0.1———0.1—Add: Pre-Tax Environmental Remediation Costs 0.5—0.10.4——Add: Pre-Tax Business Realignment Costs $ 13.4$ 0.9$ 5.6$ 5.5$ 1.4$ 23.9Control Devices Adjusted Operating Income Reconciliation of Electronics Adjusted Operating Income 2023Q4 2023Q3 2023Q2 2023Q1 20232022(USD in millions) $ 27.3$ 10.8$ 7.6$ 7.4$ 1.4$ 5.1Electronics Operating Income 2.80.11.11.30.3—Add: Pre-Tax Business Realignment Costs $ 30.2$ 11.0$ 8.7$ 8.8$ 1.7$ 5.1Electronics Adjusted Operating Income

stoneridge.com © 2024 US GAAP Reconciliations 36 US GAAP Reconciliations Reconciliation of Stoneridge Brazil Adjusted Operating Income 2023Q4 2023Q3 2023Q2 2023Q1 20232022(USD in millions) $ 4.5$ 1.0$ 1.2$ 0.9$ 1.3$ 3.1Stoneridge Brazil Operating Income (0.5)—(0.5)——(0.6)Add: Pre-Tax Brazilian Indirect Tax Credits, Net —————0.1Add: Pre-Tax Business Realignment Costs $ 4.0$ 1.0$ 0.8$ 0.9$ 1.3$ 2.7Stoneridge Brazil Adjusted Operating Income

Stoneridge
US GAAP
Reconciliations

US GAAP
Reconciliations

Reconciliation of Adjusted Sales

(USD in millions)	2022		Q1 2023		Q2 2023		Q3 2023		Q4 2023		2023	
Sales	$	899.9	$	241.3	$	266.8	$	238.2	$	229.5	$	975.8
Less: Sales from Spot Purchases Recoveries		(58.4)		(9.1)		(4.4)		(0.9)		(0.2)		(14.6)
Adjusted Sales	$	841.5	$	232.2	$	262.4	$	237.2	$	229.4	$	961.2

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stoneridge.com © 2024 US GAAP Reconciliations 38 US GAAP Reconciliations Reconciliation of Electronics Adjusted Sales 2023Q4 2023Q3 2023Q2 2023Q1 20232022(USD in millions) $ 608.2$ 146.9$ 143.3$ 168.3$ 149.6$ 533.8Electronics Sales (14.6)(0.2)(0.9)(4.4)(9.1)(58.4)Less: Sales from Spot Purchases Recoveries $ 593.6$ 146.8$ 142.4$ 163.9$ 140.5$ 475.4Electronics Adjusted Sales

stoneridge.com © 2024 US GAAP Reconciliations 39 US GAAP Reconciliations Reconciliation of Q4 Adjusted Tax Rate Tax RateQ4 2023(USD in millions) $ 3.2Income Before Tax 0.1Add: Pre-Tax Business Realignment Costs 0.3Add: Pre-Tax Deferred Financing Fee Write Off $ 3.7Adjusted Income Before Tax 6.6%0.2Income Tax Expense 0.1Add: Tax Impact from Pre-Tax Adjustments 8.6%$ 0.3Adjusted Income Tax Expense

stoneridge.com © 2024 US GAAP Reconciliations 40 US GAAP Reconciliations Reconciliation of Full-Year 2023 Adjusted Tax Rate Tax Rate2023(USD in millions) $ (1.9)Loss Before Tax 4.5Add: Pre-Tax Business Realignment Costs (0.5)Add: Pre-Tax Brazilian Indirect Tax Credits, Net 0.3Add: Pre-Tax Deferred Financing Fee Write Off 0.1Add: After-Tax Environmental Remediation Costs (0.8)Less: Pre-Tax Gain on Disposal of Fixed Assets $ 1.8Adjusted Income Before Tax nm3.3Income Tax Expense 0.6Add: Tax Impact from Pre-Tax Adjustments nm$ 3.9Adjusted Income Tax Expense

stoneridge.com © 2024 US GAAP Reconciliations 41 US GAAP Reconciliations Reconciliation of Adjusted EBITDA for Compliance Calculation Q4 2023Q3 2023Q2 2023Q1 2023Q4 2022(USD in millions) $ 3.2$ 4.4$ (1.5)$ (8.1)$ 0.7Income (Loss) Before Tax 3.83.33.12.72.2Interest Expense, net 8.48.58.48.38.2Depreciation and Amortization $ 15.5$ 16.2$ 10.0$ 3.0$ 11.1EBITDA Compliance adjustments: (0.7)0.43.11.42.8Add: Adjustments from Foreign Currency Impact —0.5—0.20.1Add: Extraordinary, Non-recurring or Unusual items 0.30.10.51.40.2Add: Cash Restructuring Charges 0.3————Add: Charges for Transactions, Amendment, and Refi (0.1)0.10.30.20.4Add: Adjustment to Autotech Investments $ 15.3$ 17.4$ 13.9$ 6.1$ 14.6Adjusted EBITDA (Compliance) $ 52.7$ 52.1Adjusted TTM EBITDA (Compliance)

stoneridge.com © 2024 US GAAP Reconciliations 42 US GAAP Reconciliations Reconciliation of Adjusted Cash for Compliance Calculation Q4 2023Q3 2023(USD in millions) $ 40.8$ 36.8Total Cash and Cash Equivalents (12.8)(11.5)Less: 35% Cash Foreign Locations $ 28.0$ 25.2Total Adjusted Cash (Compliance) Reconciliation of Adjusted Debt for Compliance Calculation Q4 2023Q3 2023(USD in millions) $ 191.5$ 186.0Total Debt 1.61.6Outstanding Letters of Credit $ 193.0$ 187.6Total Adjusted Debt (Compliance) $ 165.0$ 162.3Adjusted Net Debt (Compliance) 3.13x3.11xCompliance Leverage Ratio (Net Debt / TTM EBITDA)

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